Exhibit 99.1

Appendix 4C

Quarter Ended 30 September 2012

San Diego, California and Sydney, Australia (Wednesday 31 October 2012, AEDT) – REVA Medical, Inc. (ASX: RVA) (“REVA” or the “Company”) is pleased to provide its Appendix 4C Quarterly Report for the quarter ended 30 September 2012. The Appendix 4C, which has been prepared in U.S. dollars, is attached. The results disclosed in the Appendix 4C are unaudited.

As of 30 September 2012, the Company’s cash balance was US$44,337,000 and its interest-bearing investments were US$5,225,000 for a total of US$49,562,000. During its third quarter ended 30 September 2012, the Company expended US$4,713,000 for normal operating and capital equipment purchases and invested US$497,000 in term deposits, for a total decrease in cash equivalents of US$5,210,000. As disclosed in the Appendix 4C, the Company’s cash balances exclude interest-bearing investments, which were US$5,225,000 at the end of the quarter.

During the quarter ended 30 September 2012, the Company completed enrollment in the RESTORE clinical trial with its ReZolve® bioresorbable scaffold and continued the advancement of its ReZolve2 scaffold. A total of 26 patients were enrolled with the ReZolve scaffold; a clinical update on a subset of these patients was presented last week at the Transcatheter Therapeutics Conference that was held in Miami, Florida. The Company is planning to enroll future patients with its ReZolve2 scaffold, which is a thinner version of the ReZolve scaffold that is compatible with the more standard 6 French guide catheter. Additionally, the ReZolve2 scaffold does not require a protective sheath, thereby contributing to a reduced crossing profile with improved deliverability. If acceptable results from the enrollments with ReZolve continue and if the final preclinical evaluations of ReZolve2 provide the results anticipated, the Company expects to initiate its larger pivotal clinical trial using the ReZolve2 scaffold in the first quarter of 2013 in order to obtain the data needed to apply for CE Marking.

The Company will file its Form 10-Q Quarterly Report (the “Quarterly Report”) with the U.S. Securities and Exchange Commission on or before 9 November 2012. The Quarterly Report provides financial statements, along with Management’s Discussion and Analysis of Financial Condition and Results of Operations, for the period ended 30 September 2012.

REVA’s quarterly conference call is scheduled for 9:00 a.m. AEDT on Wednesday, 14 November 2012 (which is 2:00 p.m. US PST on Tuesday, November 13, 2012). Robert Stockman, Chairman and CEO, will host the call, provide an operational update, and discuss the financial results through 30 September 2012.

HEAD OFFICE: 5751 Copley Drive, San Diego, CA 92111 • +1 (858) 966-3000 • +1 (858) 966-3099 (FAX) • www.revamedical.com

AUSTRALIAN OFFICE: Level 6, 175 Macquarie Street, Sydney, NSW 2000 • +61 2 9231 3322 • +61 9229 2727 (FAX) • ARBN 146 505 777

REVA Medical, Inc., is a foreign company incorporated in Delaware, USA, whose stockholders have limited liability.

REVA Medical, Inc. – ASX Announcement	Page 2

About REVA

REVA is a development stage medical device company incorporated in Delaware, USA, that is focused on the development and eventual commercialization of its proprietary, bioresorbable stent products. REVA’s initial product, the ReZolve® scaffold, which is in a clinical study phase, combines REVA’s proprietary stent design with a proprietary polymer that is metabolized and cleared from the body. The ReZolve scaffold is designed to offer full x-ray visibility, clinically relevant sizing, and a controlled and safe resorption rate. In addition, by early encapsulation of the stent in the artery tissue coupled with the loss of scaffold structure over time, the ReZolve scaffold may reduce the incidence of late forming blood clots, or thrombosis, a rare but serious problem associated with drug-eluting metal stents currently on the market. REVA will require clinical results and regulatory approval before it can begin selling the ReZolve scaffold.

Forward-Looking Statements

This announcement contains or may contain forward-looking statements that are based on management’s beliefs, assumptions, and expectations and on information currently available to management. All statements that are not historical, including those statements that address future operating performance and events or developments that we expect or anticipate will occur in the future, are forward-looking statements. You should not place undue reliance on these forward-looking statements. Although management believes these forward-looking statements are reasonable as and when made, forward-looking statements are subject to a number of risks and uncertainties that may cause our actual results to vary materially from those expressed in the forward-looking statements, including our ability to obtain the regulatory approvals required to market our ReZolve scaffold, our ability to timely and successfully complete our clinical trials, our ability to protect our intellectual property position, our ability to commercialize our products if and when approved, our ability to develop and commercialize new products, and our estimates regarding our capital requirements and financial performance, including profitability. Other risks and uncertainties that may cause our actual results to vary materially from any forward-looking statements are described in the “Risk Factors” section in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) on 29 February 2012. We may update our risk factors from time to time in our periodic reports or other current reports filed with the SEC. Any forward-looking statements in this announcement speak only as of the date when made. REVA does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

United States	Australia

Investor and Media Enquiries: Cheryl Liberatore Director, Investor Relations and Marketing REVA Medical, Inc. +1 858-966-3045	Investor Enquiries: Kim Jacobs or Alan Taylor Inteq Limited +61 2 9231 3322

Media Enquiries: Haley Price or Rebecca Wilson Buchan Consulting +61 3 9866 4722

HEAD OFFICE: 5751 Copley Drive, San Diego, CA 92111 • +1 (858) 966-3000 • +1 (858) 966-3099 (FAX) • www.revamedical.com

AUSTRALIAN OFFICE: Level 6, 175 Macquarie Street, Sydney, NSW 2000 • +61 2 9231 3322 • +61 9229 2727 (FAX) • ARBN 146 505 777

REVA Medical, Inc., is a foreign company incorporated in Delaware, USA, whose stockholders have limited liability.

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Rule 4.7B

Appendix 4C

Quarterly report

for entities admitted

on the basis of commitments

Introduced 31/03/00 Amended 30/09/01, 24/10/05, 17/12/10

Name of entity
REVA Medical, Inc.

ABN	Quarter ended (“current quarter”)
ARBN 146 505 777	30 September 2012

Consolidated statement of cash flows

		Current Quarter (Q3) $’000 USD	Year to date (9 months) $’000 USD
Cash flows related to operating activities
1.1	Receipts from customers	0	0
1.2	Payments for (a) staff costs	(1,821)	(5,781)
	(b) advertising and marketing	0	0
	(c) research and development	(2,056)	(5,604)
	(d) leased assets	0	0
	(e) other working capital	(720)	(2,016)
1.3	Dividends received	0	0
1.4	Interest and other items of a similar nature received	24	78
1.5	Interest and other costs of finance paid	0	0
1.6	Income taxes paid	0	0
1.7	Other (provide details if material)	0	0

	Net operating cash flows	(4,573)	(13,323)

+ See chapter 19 for defined terms.

17/12/2010	Appendix 4C Page 1

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

		Current Quarter (Q3) $’000 USD	Year to date (9 months) $’000 USD
1.8	Net operating cash flows (carried forward)	(4,573)	(13,323)

	Cash flows related to investing activities
1.9	Payment for acquisition of:
	(a) businesses (item 5)	0	0
	(b) equity investments	0	0
	(c) intellectual property	0	0
	(d) physical non-current assets	(151)	(1,824)
	(e) other non-current assets	0	0
1.10	Proceeds from disposal of:
	(a) businesses (item 5)	0	0
	(b) equity investments	0	0
	(c) intellectual property	0	0
	(d) physical non-current assets	0	0
	(e) other non-current assets	0	0
1.11	Loans to other entities	0	0
1.12	Loans repaid by other entities	0	0
1.13	Other – net (purchases) and maturities of Certificates of Deposit	(497)	1

	Net investing cash flows	(648)	(1,823)

1.14	Total operating and investing cash flows	(5,221)	(15,146)

	Cash flows related to financing activities
1.15	Proceeds from issues of shares, options, etc.	11	322
1.16	Proceeds from sale of forfeited shares	0	0
1.17	Proceeds from borrowings	0	0
1.18	Repayment of borrowings	0	0
1.19	Dividends paid	0	0
1.20	Other (provide details if material)	0	0

	Net financing cash flows	11	322

	Net increase (decrease) in cash held	(5,210)	(14,824)

1.21	Cash at beginning of quarter/year to date	49,547	59,161
1.22	Exchange rate adjustments to item 1.20	0	0

1.23	Cash at end of quarter	44,337	44,337

+ See chapter 19 for defined terms.

Appendix 4C Page 2	17/12/2010

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Payments to directors of the entity and associates of the directors

Payments to related entities of the entity and associates of the related entities

			Current Quarter (Q3) $’000 USD
1.24	Aggregate amount of payments to the parties included in item 1.2		129

1.25	Aggregate amount of loans to the parties included in item 1.11		0

1.26	Explanation necessary for an understanding of the transactions
	Australian Director fees (2 non-executive directors)	20
	U.S Director fees (3 non-executive directors)	27
	U.S. Director salary (1 executive director)	82

Non-cash financing and investing activities

2.1	Details of financing and investing transactions which have had a material effect on consolidated assets and liabilities but did not involve cash flows

N/A

2.2	Details of outlays made by other entities to establish or increase their share in businesses in which the reporting entity has an interest

N/A

Financing facilities available

Add notes as necessary for an understanding of the position.

		Amount available $’000 USD	Amount used $’000 USD
3.1	Loan facilities	0	0

3.2	Credit standby arrangements	0	0

+ See chapter 19 for defined terms.

17/12/2010	Appendix 4C Page 3

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Reconciliation of cash

Reconciliation of cash at the end of the quarter (as shown in the consolidated statement of cash flows) to the related items in the accounts is as follows.

		Current Quarter (Q3) $’000 USD	Previous Quarter (Q2) $’000 USD
4.1	Cash on hand and at bank	96	58
4.2	Deposits at call (including time deposits)	44,241	49,489
4.3	Bank overdraft	0	0
4.4	Other (provide details)	0	0

	Total: cash at end of quarter (item 1.23)	44,337	49,547

Acquisitions and disposals of business entities

		Acquisitions (Item 1.9(a))	Disposals (Item 1.10(a))
5.1	Name of entity	N/A	N/A
5.2	Place of incorporation or registration
5.3	Consideration for acquisition or disposal
5.4	Total net assets
5.5	Nature of business

Compliance statement

1	This statement has been prepared under accounting policies which comply with accounting standards as defined in the Corporations Act (except to the extent that information is not required because of note 2) or other standards acceptable to ASX.

2	This statement does give a true and fair view of the matters disclosed.

Sign here: /s/ Katrina Thompson	Date: 31 October 2012
(Chief Financial Officer/Company Secretary)

Print name: Katrina L. Thompson

+ See chapter 19 for defined terms.

Appendix 4C Page 4	17/12/2010

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Notes

1.	The quarterly report provides a basis for informing the market how the entity’s activities have been financed for the past quarter and the effect on its cash position. An entity wanting to disclose additional information is encouraged to do so, in a note or notes attached to this report.

2.	The definitions in, and provisions of, AASB 107: Statement of Cash Flows apply to this report except for any additional disclosure requirements requested by AASB 107 that are not already itemised in this report.

3.	Accounting Standards. ASX will accept, for example, the use of International Financial Reporting Standards for foreign entities. If the standards used do not address a topic, the Australian standard on that topic (if any) must be complied with.

+ See chapter 19 for defined terms.

17/12/2010	Appendix 4C Page 5